EXHIBIT 10.5

                                 EXHIBIT 10.5

                               PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (this "AGREEMENT") dated September 6, 1996 is made by TEXOIL, INC., a Nevada corporation ("PARENT"), with an office at 1600 Smith Street, Suite 4000, Houston, Texas 77002 to RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership, and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, the "NOTEHOLDERS"), all with an office at 600 Travis, Suite 6875, Houston, Texas 77002.

          PRELIMINARY STATEMENT. The Noteholders have entered into a Note Purchase Agreement dated as of September 6, 1996 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "NOTE AGREEMENT") with Parent and Texoil Company, a Tennessee corporation and wholly-owned subsidiary of Parent (the "COMPANY") whereby the Noteholders have purchased from the Company its 10% Senior Secured Exchangeable General Obligation Notes in the maximum aggregate principal amount of $3,000,000 and the Noteholders (other than RIMCO Partners, L.P.) have purchased from the Company its 10% Senior Secured General Obligation Notes in the maximum aggregate principal amount of $5,000,000, subject in each case to the terms of the Note Agreement (collectively, the "NOTES").

          In connection with the Note Agreement, the Noteholders, the Company and Parent have entered into that certain Guaranty and Exchange Agreement, dated of even date herewith (as same may be amended from time to time being referred to herein as the "GUARANTY AGREEMENT"), whereby, among other things, Parent has unconditionally and irrevocably guaranteed the full and punctual payment when due, whether at stated maturity or earlier by acceleration or otherwise, of any and all debts, liabilities and obligations of the Company now or hereafter existing under the Note Agreement, the Notes or any of the other Transaction Documents (as such term is defined in the Note Agreement). Parent is the owner of all of the issued and outstanding shares of common stock of the Company (the "PLEDGED SHARES"). It is a condition precedent to the obligation of the Noteholders to purchase and pay for the Notes to be sold under the Note Agreement and to make Advances under the Notes that Parent shall have made the pledge contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Noteholders to purchase the Notes under the Note Agreement, Parent hereby agrees as follows:

          SECTION  1.   DEFINED TERMS AND RELATED MATTERS.

          (a) The capitalized terms used herein which are defined in the Note Agreement and not otherwise defined herein shall have the meanings specified therein.


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          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (c) Unless otherwise defined herein or in the Note Agreement, the terms defined in Articles 8 and 9 of the Uniform Commercial Code as currently in effect in the State of Texas are used herein as therein defined.

          SECTION 2. GRANT OF SECURITY. Parent hereby pledges to the Noteholders, and grants to the Noteholders a security interest in, the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of stock of the Company from time to time acquired by Parent in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (c)  all proceeds of any of the foregoing.

          This inclusion of proceeds in this Agreement does not authorize Parent to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

          SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt and complete (a) payment of all obligations of Parent to the Noteholders now or hereafter existing under the Guaranty Agreement or the other Transaction Documents (including, without limitation, any interest accruing after the filing of any petition or pleading in a bankruptcy or similar proceeding) and (b) performance and observance by Parent of all obligations, covenants and conditions contained in the Guaranty Agreement and the other Transaction Documents (including, without limitation, the obligations, covenants and conditions contained herein), whether for principal, interest, fees, expenses or otherwise (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the "OBLIGATIONS").

          SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates representing the Pledged Collateral shall be delivered to and held by or on behalf of the Noteholders pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed in blank without restriction, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Noteholders. The Noteholders shall have the right, at any time in their sole discretion and without notice to Parent, to transfer to or to register in the names of the Noteholders any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 7(a) hereof. In addition, the Noteholders shall have the right at any time to exchange certificates representing Pledged Collateral for certificates of smaller or larger denominations.

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          SECTION 5. REPRESENTATIONS AND WARRANTIES. Parent represents and warrants as follows:

          (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Parent is the legal, record and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

          (c) The delivery of the Pledged Shares to the Noteholders pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

          (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required either (i) for the pledge by Parent of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Parent or (ii) for the exercise by the Noteholders of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

          (e) The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of stock of the Company.

          SECTION 6. FURTHER ASSURANCES. Parent agrees that from time to time, at the expense of Parent, Parent will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Noteholders may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Noteholders to exercise and enforce their rights and remedies hereunder with respect to any Pledged Collateral. Parent will furnish to the Noteholders from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Noteholders may reasonably request, all in reasonable detail.

          SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default shall have occurred and be continuing and the Noteholders have not delivered the notice specified in Section 7(b):

          (i) Parent shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Guaranty Agreement or the other Transaction Documents.

          (ii) Parent shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral to the extent, and only to the extent, such dividends are permitted

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     under the Note Agreement, PROVIDED, HOWEVER, that (other than dividends from the Company to Parent permitted under Section 10.04(d) of the Note Agreement) all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (c) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to the Noteholders to hold as, Pledged Collateral and shall, if received by Parent, be received in trust for the benefit of the Noteholders, be segregated from the other property or funds of Parent, and be forthwith delivered to the Noteholders as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, at the option of the Noteholders exercised in a writing sent to Parent:

          (i) All rights of Parent to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and the Noteholders shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) All rights of Parent to receive the dividends which it would otherwise be entitled to receive and retain pursuant to Section 7(a)(ii) shall cease, and the Noteholders shall thereupon have the right to receive and hold as Pledged Collateral such dividends.

          (iii)All dividend payments which are received by Parent contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of the Noteholders, shall be segregated from other funds of Parent and shall be forthwith paid over the Noteholders as Pledged Collateral in the same form as so received (with any necessary endorsement).

          SECTION 8. TRANSFERS AND OTHER LIENS. Parent shall not: (a) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral; or (b) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest created by this Agreement. Parent agrees that it will cause the Company not to issue any stock or other equity securities in addition to or in substitution for the Pledged Shares.

          SECTION 9. NOTEHOLDERS APPOINTED ATTORNEY-IN-FACT. Parent hereby irrevocably appoints the Noteholders Parent's attorney-in-fact, with full authority in the place and stead of Parent and in the name of Parent, the Noteholders or otherwise, from time to time while an Event of Default exists in the Noteholders' sole discretion, to take any action and to execute any instrument which the Noteholders may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all certificates or instruments made payable to Parent representing any dividend or other distribution in respect of the Pledged Collateral.

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          SECTION 10. NOTEHOLDERS MAY PERFORM. If Parent fails to perform any agreement contained herein, the Noteholders may themselves perform, or cause performance of, such agreement, and the reasonable expenses of the Noteholders incurred in connection therewith shall be payable by Parent under Section 14.

          SECTION 11. THE NOTEHOLDERS' DUTIES. The powers conferred on the Noteholders hereunder are solely to protect their interest in the Pledged Collateral and shall not impose any duty upon them to exercise any such powers. Except for reasonable care in the custody of any Pledged Collateral in their possession and the accounting for moneys actually received by them hereunder, the Noteholders shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Noteholders shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in their possession if such Pledged Collateral is accorded treatment substantially equal to that which the Noteholders accord their own property, it being understood that the Noteholders shall not have any responsibility for (a) ascertaining, or taking action with respect to calls, conversions, exchanges or other matters relative to the Pledged Collateral, whether the Noteholders have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          SECTION 12. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Noteholders may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas (as amended from time to time, the "Code") (whether or not the Code applies to the affected Pledged Collateral) and the Noteholders may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of the Noteholders's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Noteholders may deem commercially reasonable. Parent agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Parent of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification thereof. The Noteholders shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Noteholders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Noteholders as Pledged Collateral and all cash proceeds received by the Noteholders in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the sole discretion of the Noteholders, be held by the Noteholders as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Noteholders pursuant to Section 14) pro rata to and for the Noteholders in proportion to the aggregate amount of Obligations then owing to each such Noteholder. Any surplus of such cash or cash proceeds held by the Noteholders and

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     remaining after payment in full of all the Obligations shall be paid over to Parent or to whomsoever may be lawfully entitled to receive such surplus.

          (c) All rights and remedies of the Noteholders expressed herein are in addition to all other rights and remedies possessed by the Noteholders in the Note Agreement and any other agreement or instrument relating to the Obligations.

          SECTION 13. PRIVATE SALE OF PLEDGED COLLATERAL. Parent recognizes that the Noteholders may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act and applicable state securities laws, but may instead be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. Parent acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall be deemed not to have been made in a commercially reasonable manner solely because the sales price received is lower than the price that could have been obtained at a public sale. The Noteholders shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Company to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if the Company would agree to do so.

          SECTION  14.   INDEMNITY AND EXPENSES.

          (a) PARENT HEREBY INDEMNIFIES THE NOTEHOLDERS AND THE OTHER INDEMNIFIED PERSONS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), EXCEPT CLAIMS, LOSSES OR LIABILITIES RESULTING FROM THE NOTEHOLDERS' OR OTHER INDEMNIFIED PERSONS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IT IS THE EXPRESS INTENTION OF PARENT THAT THE NOTEHOLDERS AND THE OTHER INDEMNIFIED PERSONS SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DEFICIENCIES, JUDGMENTS OR EXPENSES ARISING OUT OF OR RESULTING FROM THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF THE NOTEHOLDERS OR THE OTHER INDEMNIFIED PERSONS.

          (b) Parent will upon receipt of an invoice pay to the Noteholders the amount of any and all expenses, including the reasonable fees and disbursements of their counsel and of any experts and agents, that the Noteholders may incur in connection with (i) the administration of this Agreement, (ii) the evaluation, appraisal, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the

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     exercise or enforcement of any of the rights of the Noteholders hereunder or (iv) the failure by Parent to perform or observe any of the provisions hereof. Parent agrees to pay interest on any expenses or other sums payable to the Noteholders hereunder that are not paid when due at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the Default Rate.

          SECTION 15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Parent herefrom, shall in any event be effective unless the same shall be in writing and signed by the Noteholders and Parent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 16. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the manner and at the addresses, and shall become effective as, specified in the Note Agreement. The address and telecopy number for Parent shall be the same as those for Parent set forth in the Guaranty Agreement.

          SECTION 17. WAIVER OF MARSHALING. All rights of marshaling of assets of Parent, including any such right with respect to the Pledged Collateral, are hereby waived by Parent.

          SECTION 18. LIMITATION BY LAW. All the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION 19. SEPARABILITY. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

          SECTION 20. CAPTIONS. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

          SECTION 21. NO WAIVER; REMEDIES. No failure on the part of the Noteholders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 22. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when

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so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 23. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations and termination of the Commitments, (ii) be binding upon Parent, its successors and assigns and (iii) inure to the benefit of the Noteholders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each Noteholder may assign or otherwise transfer all or a portion of any of the Notes held by it to any other Person, and such other Person (other than Parent, the Company or their Affiliates) shall thereupon become vested with all the benefits in respect thereof granted to such Noteholder herein or otherwise. Upon the payment in full of the Obligations and termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Parent. Upon any such termination, Parent shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied against the Obligations pursuant to the terms hereof.

          SECTION 24. SECURITY INTEREST ABSOLUTE. All rights of the Noteholders and security interests hereunder, and all obligations of Parent hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Guaranty Agreement or the Transaction Documents, unless such lack of validity and enforceability results from a failure of consideration;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Guaranty Agreement or the other Transaction Documents;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or Parent.

          SECTION 25. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement or made in writing by or on behalf of Parent in connection herewith shall survive the execution and delivery of this Agreement and repayment of the Obligations. Any investigation by the Noteholders shall not diminish in any respect whatsoever their rights to rely on such representations and warranties.

          SECTION 26. JURY WAIVER. PARENT AND THE NOTEHOLDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

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PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 27. CHOICE OF FORUM. PARENT AND THE NOTEHOLDERS AGREE THAT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN THE FEDERAL OR STATE COURTS OF HARRIS COUNTY, TEXAS.

          SECTION 28. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Texas.

          IN WITNESS WHEREOF, Parent has caused this Agreement to be duly executed and delivered by its duly authorized officer thereunto duly authorized as of the date first above written.

                                       TEXOIL, INC.


                                       By:       /S/  RUBEN MEDRANO
                                       Name: Ruben Medrano
                                       Title:President




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